UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):     November 7, 2008
                                                       -------------------------


                                AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


Oklahoma                             1-4702               59-0936128
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(State or Other Jurisdiction of      (Commission File     (IRS Employer
Incorporation or Organization)       Number)              Identification Number)


  300 Alexander Park, Suite 204, Princeton, New Jersey             08540
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        (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     As reported in Item 2.03 of this Current Report, on November 7, 2008, the Registrant's subsidiaries comprising its Kable Media Services group entered into the Second Modification to Loan Documents dated effective as of October 1, 2008 (the "Second Modification"). The Second Modification amends the Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007 (the "Original Credit Agreement"), with LaSalle Bank National Association, as amended by the First Modification to Loan Documents entered into on February 1, 2008 and dated as of January 18, 2008 (the "First Modification"). (The Original Credit Agreement, as so amended, the "Existing Credit Agreement".) A copy of the Second Modification is included as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit as well as the description of the Second Modification included in
Item 2.03 of this Current Report are incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial  Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

     On January 16, 2007, the Registrant's subsidiaries comprising its Kable Media Services group entered into the Original Credit Agreement and on February 1, 2008 entered into the First Modification. These transactions were reported by the Registrant in its Current Reports on Form 8-K filed January 19, 2007 and February 5, 2008, to which reference is made for a description of the terms of the Existing Credit Agreement.

     On November 7, 2008, the parties entered into the Second Modification.

     The Second Modification modifies the Existing Credit Agreement and related loan documents, among other things, by adding Kable Specialty Packaging Services LLC and Kable Staffing Resources LLC, recently organized members of the Kable Media Services group, as borrowers, and allowing borrowings under the Existing Credit Agreement to be used to fund purchases by these new borrowers of certain assets to be used by them to commence operations.

     A copy of the Second Modification is included as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit is incorporated into this Item 2.03 by reference and any description of the Second Modification in this Item 2.03 is qualified by such reference.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 10.1. Second Modification to Loan Documents dated effective as of October 1, 2008, modifying the Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007, as amended, among Kable Media Services, Inc., Kable News Company, Inc., Kable Distribution Services, Inc., Kable News Export, Ltd., Kable News International, Inc., Kable Fulfillment Services, Inc., Kable Fulfillment Services of Ohio, Inc., Palm Coast Data Holdco, Inc., Palm Coast Data

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

                    LLC, Kable Product Services, Inc., Kable Specialty Packaging Services LLC and Kable Staffing Resources LLC and LaSalle Bank National Association and related loan documents.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMREP CORPORATION
                                                 -----------------
                                                   (Registrant)

                                                 By:  /s/ Peter M. Pizza
                                                     -----------------------
                                                     Peter M. Pizza
                                                     Vice President and
                                                     Chief Financial Officer

Date:    November 13, 2008
      -------------------------


                                  EXHIBIT INDEX

     Exhibit
       No.                            Description
    ---------                         -----------

      10.1 Second Modification to Loan Documents dated effective as of October 1, 2008, modifying the Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007, as amended, among Kable Media Services, Inc., Kable News Company, Inc., Kable Distribution Services, Inc., Kable News Export, Ltd., Kable News International, Inc., Kable Fulfillment Services, Inc., Kable Fulfillment Services of Ohio, Inc., Palm Coast Data Holdco, Inc., Palm Coast Data LLC, Kable Product Services, Inc., Kable Specialty Packaging Services LLC and Kable Staffing Resources LLC and LaSalle Bank National Association and related loan documents.



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